                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                   JUNE 28, 2002

                            MUTUAL FUND SELECT GROUP
                         JPMORGAN SELECT BALANCED FUND
                       JPMORGAN SELECT EQUITY INCOME FUND
                     JPMORGAN SELECT LARGE CAP EQUITY FUND
                     JPMORGAN SELECT LARGE CAP GROWTH FUND
                      JPMORGAN SELECT MID CAP EQUITY FUND
                     JPMORGAN SELECT SMALL CAP EQUITY FUND

                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds listed above. This Statement of Additional Information should be read in conjunction with the Prospectuses dated May 1, 2002, as amended, offering shares of JPMorgan Select Balanced Fund, JPMorgan Select Equity Income Fund, JPMorgan Select Large Cap Growth Fund, JPMorgan Select Large Cap Equity Fund, JPMorgan Select Mid Cap Equity Fund (Select Class) and JPMorgan Select Small Cap Equity Fund and the Prospectus dated June 28, 2002, as amended, offering shares of JPMorgan Select Mid Cap Equity Fund (Classes A and B). Additionally, this Statement of Additional Information incorporates by reference the financial highlights, financial statements and the report of independent accountants included in the Annual Report to Shareholders dated December 31, 2001. Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of the Prospectuses may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about the Funds and financial statements, simply call or write the JPMorgan Funds Service Center at:

    JPMorgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 64121

    1-800-348-4782

                                                                  SAI-EQMFSG-602

TABLE OF CONTENTS                                              PAGE
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The Funds...................................................     3
Investment Policies and Restrictions........................     3
Performance Information.....................................    22
Net Asset Value.............................................    24
Purchases, Redemptions and Exchanges........................    25
Distributions and Tax Matters...............................    29
Management of the Trust and the Funds.......................    34
Codes of Ethics.............................................    40
Adviser.....................................................    40
Administrator...............................................    42
Distributor.................................................    43
Distribution Plan...........................................    44
Shareholder Servicing Agents................................    45
Transfer Agent..............................................    46
Custodian...................................................    46
Independent Accountants.....................................    47
Expenses....................................................    47
General Information.........................................    47
Appendix A--Description of Certain Obligations Issued or
  Guaranteed by U.S. Government Agencies or
  Instrumentalities.........................................   A-1
Appendix B--Description of Ratings..........................   B-1

                                   THE FUNDS

    Mutual Fund Select Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The JPMorgan Select Balanced Fund, Select Equity Income Fund, Select Large Cap Equity Fund, Select Large Cap Growth Fund, Select Mid Cap Equity Fund and Select Small Cap Equity Fund (each a "Fund" and together the "Funds") are series of the Trust. The Funds are diversified, except for the JPMorgan Select Mid Cap Equity Fund and the JPMorgan Select Small Cap Equity Fund which are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares." All Funds offer Select shares. In addition, the Select Mid Cap Equity Fund offers Class A and Class B shares.

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                    FORMER NAME
--------                                    -----------
JPMorgan Select Balanced Fund               Chase Vista Select Balanced Fund
  (Select Balanced Fund)
JPMorgan Select Equity Income Fund (Select  Chase Vista Select Equity Income Fund
  Equity Income Fund)
JPMorgan Select Large Cap Growth Fund       Chase Vista Select Large Cap Growth Fund
  (Select Large Cap Growth Fund)
JPMorgan Select Large Cap Equity Fund       Chase Vista Large Cap Equity Fund
  (Select Large Cap Equity Fund)
JPMorgan Select Mid Cap Equity Fund         Chase Vista Select New Growth Opportunities Fund
  (Select Mid Cap Equity Fund)
JPMorgan Select Small Cap Equity Fund       Chase Vista Select Small Cap Value Fund
  (Select Small Cap Equity Fund)

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust, including the Funds. J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM (USA)" or "Adviser") is the investment adviser for the Funds. JPMorgan Chase Bank serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser.

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses sets forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectuses. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch, Inc. ("Fitch"), see Appendix B.

    U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury,

(c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its assets situated in such country.

    DEPOSITARY RECEIPTS. The Funds may invest their assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies.

    SUPRANATIONAL OBLIGATIONS. The Select Balanced Fund and the Select Equity Income Fund may invest in debt securities issued by supranational organizations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal to sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    INVESTMENT GRADE DEBT SECURITIES. The Select Balanced Fund and the Select Equity Income Fund may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB- or higher by S&P, or Baa(3) or higher by Moody's or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian will have possession of the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian, a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Select Balanced Fund may invest in floating rate securities whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates ("Participation Certificates") are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase more, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

    The securities in which the Select Balanced Fund may be invested include Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by a Fund, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which a Fund may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.

    INVERSE FLOATERS AND INTEREST RATE CAPS. The Select Balanced Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

    BORROWINGS. Each Fund may borrow money from banks for temporary or short-term purposes. But, none of the Funds will borrow money to buy additional securities, which is known as "leveraging".

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar roll and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940 (the "1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.

    The Select Balanced Fund may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When zero coupon securities are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon securities is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities.

As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income. Because no cash is received at the time of accrual, such a Fund may need to liquidate other portfolio securities to satisfy its distribution obligations.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

    The Select Balanced Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund, may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    SECURITIES LOANS. To the extent specified in the Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

    REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current Prospectus as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.

    The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss.

    There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Adviser may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

    The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indices (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Fixed

Income Funds may (i) employ interest rate contracts and (ii) purchase and sell mortgage-backed and asset-backed securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    The Federal income tax treatment with respect to these types of interest rate and currency transactions may impose limitations on the extent to which a Fund may engage in such transactions.

    MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

    The adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's Custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Funds are not subject to any percentage limits with respect to the practices described below.

    Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental. However, in the event of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

    Each Fund:

        (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) may make loans to other persons, in accordance with such Fund's investment objective and policies and to the extent permitted by applicable law;

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
    (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940

    Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

        (8) Each Fund, other than the Select Mid Cap Equity Fund and Select Small Cap Equity Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund, unless otherwise indicated, is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1) Each of the Select Mid-Cap Equity Fund and Select Small Cap Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, except for the Select Small Cap Equity Fund which may invest up to 15% of its assets in such companies; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company,
    (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains and each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

    The Funds' portfolio turnover rates for the fiscal periods indicated were as follows:

                                                                                       FOR THE FISCAL PERIOD
                                                                                         NOVEMBER 1, 2001
                                             FISCAL YEAR ENDED    FISCAL YEAR ENDED           THROUGH
                                             OCTOBER 31, 2000     OCTOBER 31, 2001       DECEMBER 31, 2001
                                             -----------------    -----------------    ---------------------
Select Balanced Fund                               122%                 141%                    32%
Select Equity Income Fund                           43%                   8%                     0%
Select Large Cap Equity Fund                        57%                  52%                     0%
Select Large Cap Growth Fund                        74%                  84%                     3%
Select Mid Cap Equity Fund                          84%                  55%                     2%
Select Small Cap Equity Fund                        76%                  50%                     7%

    Under the Advisory Agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser is not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and is not required to execute any order in a fashion either preferential to any Fund relative to other accounts it manages or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the Adviser. At present, no other recapture arrangements are in effect.

    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, JPMFAM (USA) may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services":
(i) includes advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser's may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase & Co. act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the distributor or any of its affiliates.

    The Funds paid brokerage commissions for the fiscal periods indicated as follows:

                                                                                      FOR THE FISCAL PERIOD
                                     FISCAL            FISCAL            FISCAL         NOVEMBER 1, 2001
                                   YEAR ENDED        YEAR ENDED        YEAR ENDED            THROUGH
                                OCTOBER 31, 1999  OCTOBER 31, 2000  OCTOBER 31, 2001    DECEMBER 31, 2001
                                ----------------  ----------------  ----------------  ---------------------
Select Balanced Fund               $   34,530         $175,090          $ 75,419             $ 2,893
Select Equity Income Fund           3,062,329          874,352           162,179               5,160
Select Large Cap Equity Fund          472,107          246,865           274,072               1,303
Select Large Cap Growth Fund          506,955          954,134           938,245              53,260
Select Mid Cap Equity Fund            282,087          229,395           182,157               4,521
Select Small Cap Equity Fund          691,785          535,653           351,072              40,834

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

    In connection with the conversion of various common trust funds maintained by a predecessor to JPMorgan Chase Bank into the J.P. Morgan Select Funds (formerly the Chase Vista Select Funds), (the "CTF Conversion"), the Select Balanced Fund was established to receive the assets of The Balanced Fund of Chemical Bank, the Select Mid Cap Equity Fund (formerly Select New Growth Opportunities Fund) was established to receive the assets of the Emerging Growth Fund of The Chase Manhattan Bank, the Select Equity Income Fund was established to receive the assets of The Equity Income Fund of Chemical Bank and the Equity Income Fund of The Chase Manhattan Bank, the Select Large Cap Equity Fund was established to receive the assets of the Trinity Equity Fund and Intrinsic Value Equity Fund of The Chase Manhattan Bank, the Select Large Cap Growth Fund was established to receive the assets of The Core Equity Fund of Chemical Bank and the Select Small Cap Equity Fund (formerly Select Small Cap Value Fund) was established to receive the assets of The Smaller Companies Equities Fund of Chemical Bank.

    Performance results presented for the Select Balanced Fund, Select Mid Cap Equity Fund, Select Equity Income Fund, Select Large Cap Equity Fund, Select Large Cap Growth Fund and Select Small

Cap Equity Fund will be based upon the performance of The Balanced Fund of Chemical Bank, the Emerging Growth Fund of The Chase Manhattan Bank, the Equity Income Fund of The Chase Manhattan Bank, the Trinity Equity Trust of The Chase Manhattan Bank, The Core Equity Fund of Chemical Bank and The Smaller Companies Equities Fund of Chemical Bank, respectively, for periods prior to the consummation of the CTF Conversion.

    Advertising or communications to shareholders may contain the views of the Adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the J.P. Morgan Select Funds may include references to the asset size of other financial products made available by JPMorgan Chase Bank, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    Average annual total returns are calculated based on the following formulas:

       Average annual total returns (before taxes):
             P (1 + T)TO THE POWER OF n = ERV

       Average annual total returns (after taxes on distributions):
             P (1 + T)TO THE POWER OF n = ATV TO THE BASE OF D

       Average annual total returns (after taxes on distributions and sale of Fund shares)
             P (1 + T)TO THE POWER OF n = ATV TO THE BASE OF DR

Where:  P                =    a hypothetical initial payment of $1,000.
        T                =    average annual total return (before taxes, after taxes on
                              distributions, or after taxes on distributions and sale of
                              Fund shares, as applicable).
        n                =    number of years
        ERV              =    ending redeemable value of a hypothetical $1,000 payment
                              made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional
                              portion).
        ATV TO THE BASE  =    ending value of a hypothetical $1,000 payment made at the
        OF D                  beginning of the 1-, 5-, or 10-year periods at the end of
                              the 1-, 5-, or 10-year periods (or fractional portion),
                              after taxes on fund distributions but not after taxes on
                              redemption.
        ATV TO THE BASE  =    ending value of a hypothetical $1,000 payment made at the
        OF DR                 beginning of the 1-, 5-, or 10-year periods at the end of
                              the 1-, 5-, or 10-year periods (or fractional portion),
                              after taxes on fund distributions and redemption.

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending December 31, 2001, were as follows:

                                           ONE         FIVE    TEN
FUND                                      YEAR        YEARS   YEARS
----                                 ---------------  ------  ------

Select Balanced Fund
  before taxes                                -5.21%   7.32%   8.28%
  after taxes on distributions                -6.41%   3.19%  N/A(1)
  after taxes on distributions and
    sale of fund shares                       -2.73%   4.83%  N/A(1)
Select Equity Income Fund
  before taxes                               -12.29%   5.24%  10.08%
  after taxes on distributions               -12.60%   2.00%  N/A(1)
  after taxes on distributions and
    sale of fund shares                       -7.48%   3.59%  N/A(1)
Select Large Cap Equity Fund
  before taxes                               -12.98%   8.24%   9.84%
  after taxes on distributions               -13.12%   4.73%  N/A(1)
  after taxes on distributions and
    sale of fund shares                       -7.90%   6.46%  N/A(1)
Select Large Cap Growth Fund
  before taxes                               -17.55%   9.79%  11.16%
  after taxes on distributions               -17.64%   6.41%  N/A(1)
  after taxes on distributions and
    sale of fund shares                      -10.69%   8.32%  N/A(1)
Select Mid Cap Equity Fund (Select
  Class)
  before taxes                                -3.96%  12.99%  12.40%
  after taxes on distributions                -4.15%  10.26%  N/A(1)
  after taxes on distributions and
    sale of fund shares                       -2.36%  10.19   N/A(1)
Select Small Cap Equity Fund
  before taxes                                -4.36%   4.63%  10.88%
  after taxes on distributions                -4.45%   2.59%  N/A(1)
  after taxes on distributions and
    sale of fund shares                       -2.66%   3.47   N/A(1)

(1) After tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor Common Trust Fund.

    Performance presented in the table above and in each table that follows includes the performance of their respective predecessor funds for periods prior to the consummation of the CTF Reorganization. Performance presented for each of these Funds for periods prior to the consummation of the CTF Reorganization is based on the historical performance of shares of its predecessor fund, adjusted to reflect historical expenses at the levels projected (absent reimbursements) for that Fund at the time of the CTF Reorganization.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time stated in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at their last sales price as of the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent, DST

Systems, Inc., may defer acting on a financial institution's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The following discussion, to the extent it concerns Class A and Class B shares, relates solely to the Select Mid Cap Equity Fund.

    The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of the investor's purchase. The Select Mid Cap Equity Fund receives the net asset value. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for the Fund with a 5.75% sales charge on Class A shares is set forth below:

                                         SALES CHARGE AS A
                                           PERCENTAGE OF:
                                     --------------------------  AMOUNT OF SALES CHARGE REALLOWED TO
AMOUNT OF TRANSACTION AT                             NET AMOUNT      DEALERS AS A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE   INVESTED             OFFERING PRICE
------------------                   --------------  ----------  -----------------------------------
Under 100,000                               5.75         6.10                           5.00
100,000 but under 250,000                   3.75         3.90                           3.25
250,000 but under 500,000                   2.50         2.56                           2.25
500,000 but under 1,000,000                 2.00         2.04                           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker dealers. In those instances, broker-dealers selling Class A shares of the Select Mid Cap Equity Fund may be deemed to be underwriters under the 1933 Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million, and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.

    Effective January 1, 2002, broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC"), based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months, there will be a CDSC of 1.00% and if shares are held for 6 to 12 months, there will be a CDSC of 0.75%.

    The Fund's distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about the Fund combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other fund in the JPMorgan Funds family (or if a fund has only one class, shares of such fund), excluding shares of any money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of such funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount, and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    No initial sales charge will apply to the purchase of the Fund's Class A shares if the investor is (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds,
(ii) investing through any qualified retirement plan with 50 or more participants, or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund, or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's Distributor or the JPMorgan Funds Service Center.

    The Fund may sell Class A shares without an initial sales charge to the current and retired Directors (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Fund's Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in JPMorgan funds.

    Shareholders of record of any JPMorgan fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Shareholders of other JPMorgan funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of a redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with respect to such redemption may purchase
Class A shares with no initial sales charge (not in excess of the redemption) if the purchase occurs within 90 days of the redemption of the Class B shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Select Mid Cap Equity Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Fund may discontinue this exchange privilege at any time. The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

    Shareholders of other JPMorgan funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of Select Mid Cap Equity Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Fund's Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The CDSC for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC charge will be waived for:
(i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of its participants prior to the expiration of the CDSC period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converted. The conversion of Class B shares will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in bank accounts, any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies), of any one issuer or in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

    At December 31, 2001, certain Funds had capital loss carryovers which will be available to offset future capital gains. The amount of the carryovers and the expiration dates are as follows:

                                          CAPITAL LOSS   EXPIRATION
                                          CARRYFORWARDS     DATE
                                          -------------  ----------
Select Equity Income Fund                  $   461,042    12/31/08
                                               322,538    12/31/09
                                           -----------
                                               783,580
Select Large Cap Equity Fund                17,229,334    12/31/08
                                             1,087,454    12/31/09
                                           -----------
                                            18,316,788
Select Large Cap Growth Fund                50,265,633    12/31/08
                                             3,300,904    12/31/09
                                           -----------
                                            53,566,537

    To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT") the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a

Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE TRUST AND THE FUNDS

    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                           FUND
NAME (AGE);                                                             COMPLEX(1)
POSITIONS WITH                          PRINCIPAL OCCUPATIONS          OVERSEEN BY         OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                        DURING PAST 5 YEARS             TRUSTEE            OUTSIDE FUND COMPLEX(1)
-----------------                  -------------------------------    --------------    -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60);         Retired; Vice-President &                77          None
  Trustee (1996)                   Treasurer of Ingersoll-Rand
                                   Company

Roland E. Eppley, Jr. (69);        Retired                                  77          Trustee of Janel
  Trustee (1996)                                                                        Hydraulics, Inc.
                                                                                        (1993-Present)

Ann Maynard Gray (56); Trustee     Retired; Vice-President of               77          Director of Duke Energy
  (2001)                           Capital Cities/ABC, Inc.                             Corporation (1997-Present);
                                   (1986-1998); President of                            Director of Elan Corporation,
                                   Diversified Publishing Group                         plc (2001-Present); Director of
                                   (1991-1997)                                          The Phoenix Companies (2002)

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                           FUND
NAME (AGE);                                                             COMPLEX(1)
POSITIONS WITH                          PRINCIPAL OCCUPATIONS          OVERSEEN BY         OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)                        DURING PAST 5 YEARS             TRUSTEE            OUTSIDE FUND COMPLEX(1)
-----------------                  -------------------------------    --------------    -------------------------------
Matthew Healey (63); Trustee       Retired; Chief Executive                 77          None
  and President of the Board of    Officer of certain trusts in
  Trustees (2001)                  JPMorgan funds (1982-2001)

Fergus Reid, III (69); Chairman    Chairman & Chief Executive               77          Trustee of Morgan Stanley Funds
  of the Board (1996)              Officer of Lumelite Corporation                      (1995-Present)

James J. Schonbachler (59);        Retired; Managing Director of            77          Director of Jonathans Landing
  Trustee (2001)                   Bankers Trust Company                                Golf Club, Inc. (2001-Present)
                                   (financial services)
                                   (1968-1998); Group Head and
                                   Director of Bankers Trust,
                                   A.G., Zurich and BT Brokerage
                                   Corp. (financial services)

INTERESTED TRUSTEES

Leonard M. Spalding, Jr. (66);     Retired; Chief Executive                 77          Director of Greenview Trust Co.
  Trustee (1998)*                  Officer of Chase Mutual Funds
                                   (1989-1998); President & Chief
                                   Executive Officer of Vista
                                   Capital Management (investment
                                   management); Chief Investment
                                   Executive of Chase Manhattan
                                   Private Bank (investment
                                   management)

H. Richard Vartabedian (66);       Chairman of HSBC Asset                   77          None
  Trustee (1996)**                 Management Americas Inc. and
                                   Executive Vice President of
                                   HSBC Bank USA (financial
                                   services); Investment
                                   Management Consultant, Republic
                                   National Bank (1994-1999)

                  (1)   A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for
                        purposes of investment and investment services, or have a
                        common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex
                        for which the Trustees will serve includes 10 investment
                        companies.
                    *   Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.
                   **   Mr. Vartabedian is deemed to be an interested person due to his affiliation with HSBC Asset Management Americas Inc.,
                        affiliates of which engage in portfolio and principal
                        transactions with various JPMorgan Funds and certain other accounts managed by the adviser and its affiliates.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended December 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee did not meet during the year ended December 31, 2001. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended December 31, 2001. The members of the Governance Committee as of April 17, 2002, are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the

Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures currently in place for doing such. The Governance Committee met once during the year ended December 31, 2001.

    The following table shows the dollar range of each Trustee's beneficial ownership of equity securities as of December 31, 2001 in the Funds and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):

                                                                                                  OWNERSHIP OF SELECT
                                        OWNERSHIP OF SELECT           OWNERSHIP OF SELECT           LARGE CAP EQUITY
NAME OF TRUSTEE                            BALANCED FUND              EQUITY INCOME FUND                  FUND
---------------                       ------------------------       ---------------------       ----------------------
INDEPENDENT TRUSTEES
William J. Armstrong                            None                         None                         None
Roland E. Eppley, Jr.                           None                         None                         None
Ann Maynard Gray                                None                         None                         None
Matthew Healey                                  None                         None                         None
Fergus Reid, III                                None                         None                         None
James J. Schonbachler                           None                         None                         None
INTERESTED TRUSTEES
Leonard M. Spalding, Jr.                        None                         None                         None
H. Richard Vartabedian                          None                         None                         None

                                                                      OWNERSHIP OF SELECT
                                        OWNERSHIP OF SELECT             MID CAP EQUITY            OWNERSHIP OF SELECT
NAME OF TRUSTEE                        LARGE CAP GROWTH FUND                 FUND                SMALL CAP EQUITY FUND
---------------                       ------------------------       ---------------------       ----------------------
INDEPENDENT TRUSTEES
William J. Armstrong                            None                         None                         None
Roland E. Eppley, Jr.                           None                         None                         None
Ann Maynard Gray                                None                         None                         None
Matthew Healey                                  None                         None                         None
Fergus Reid, III                                None                         None                         None
James J. Schonbachler                           None                         None                         None
INTERESTED TRUSTEES
Leonard M. Spalding, Jr.                        None                         None                         None
H. Richard Vartabedian                          None                         None                         None

                                       AGGREGATE OWNERSHIP OF
                                           ALL REGISTERED
                                        INVESTMENT COMPANIES
                                       OVERSEEN BY TRUSTEE IN
                                        FAMILY OF INVESTMENT
NAME OF TRUSTEE                             COMPANIES(1)
---------------                       ------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                       Over $100,000
Roland E. Eppley, Jr.                      Over $100,000
Ann Maynard Gray                          $10,000--$50,000
Matthew Healey                             Over $100,000
Fergus Reid, III                           Over $100,000
James J. Schonbachler                    $50,000--$100,000
INTERESTED TRUSTEES
Leonard M. Spalding, Jr.                   Over $100,000
H. Richard Vartabedian                     Over $100,000

                  (1)   A Family of Investment Companies means any two or more
                        registered investment companies that share the same
                        investment adviser or principal underwriter and that hold
                        themselves out to investors as related companies for the
                        purposes of investment and investor services. The Family of
                        Investment Companies for which the Trustees serve includes
                        10 investment companies.

    As of May 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation paid by the Funds and JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below.

                                                AGGREGATE          AGGREGATE          AGGREGATE            AGGREGATE
                                                 TRUSTEE            TRUSTEE            TRUSTEE              TRUSTEE
                                                  COMP.              COMP.              COMP.                COMP.
                                               PAID BY THE        PAID BY THE        PAID BY THE          PAID BY THE
                                             SELECT BALANCED     SELECT EQUITY    SELECT LARGE CAP     SELECT LARGE CAP
                                                   FUND           INCOME FUND        EQUITY FUND          GROWTH FUND
                                             ----------------    -------------    -----------------    -----------------
INDEPENDENT TRUSTEES
William J. Armstrong, Trustee                      $112             $  667              $294                $  766
Roland R. Eppley, Jr., Trustee                      113                676               298                   777
Ann Maynard Gray, Trustee                            28                185                95                   193
Matthew Healey, Trustee and President of
  the Board of Trustees (1)                          37                247               126                   258
Fergus Reid, III, Trustee and Chairman of
  the Board of Trustees                             262              1,554               680                 1,793
James J. Schonbachler, Trustee                       28                185                95                   193
Leonard M. Spalding, Jr., Trustee                     5                 34                18                    35
H. Richard Vartabedian, Trustee                     167                992               435                 1,145

                                                                                           PENSION OR
                                                      AGGREGATE           AGGREGATE        RETIREMENT
                                                       TRUSTEE             TRUSTEE          BENEFITS          TOTAL
                                                        COMP.               COMP.            ACCRUED       COMPENSATION
                                                     PAID BY THE         PAID BY THE         BY THE         PAID FROM
                                                   SELECT MID CAP     SELECT SMALL CAP        FUND             FUND
                                                     EQUITY FUND         EQUITY FUND        COMPLEX*         COMPLEX
                                                   ---------------    -----------------    -----------    --------------
INDEPENDENT TRUSTEES
William J. Armstrong, Trustee                           $202               $  444            $30,616         $106,500
Roland R. Eppley, Jr., Trustee                           205                  450             44,137          107,500
Ann Maynard Gray, Trustee                                 60                  138                N/A          100,000
Matthew Healey, Trustee and President of the
  Board of Trustees (1)                                   80                  183                N/A          116,665
Fergus Reid, III, Trustee and Chairman of the
  Board of Trustees                                      469                1,029             85,527          240,415
James J. Schonbachler, Trustee                            60                  138                N/A          100,000
INTERESTED TRUSTEES
Leonard M. Spalding, Jr., Trustee                         11                   24             27,891          102,000
H. Richard Vartabedian, Trustee                          300                  657             66,879          153,865

                    *   On February 22, 2001, the Board of Trustees voted to
                        terminate the Retirement Plan for Eligible Trustees.
                  (1)   Pierpont Group, Inc., which provided services to the former
                        JPMorgan Funds, paid Mr. Healey, in his role as Chairman of
                        Pierpont Group, Inc., compensation in the amount of
                        $115,500, contributed $17,300 to a defined contribution plan on his behalf and paid $5,000 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date was the date on which the eligible Trustee attained age 65 and completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee was entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of
(1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit would exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit was payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by J.P. Morgan Chase & Co. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of JPMFAM (USA), or one of its affiliates are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.

    The officers of the Funds, together with information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

                      NAME (AGE),
                  POSITIONS HELD WITH                                        PRINCIPAL OCCUPATIONS
                   THE FUNDS (SINCE)                                          DURING PAST 5 YEARS
--------------------------------------------------------    --------------------------------------------------------
George Gatch (39),                                          Managing Director, J.P. Morgan Investment Management
President (2001)                                            Inc. and J.P. Morgan Fleming Asset Management (USA)
                                                            Inc.; Head of J.P. Morgan Fleming's U.S. Mutual Funds
                                                            and Financial Intermediaries Business; he has held
                                                            numerous positions throughout the firm in business
                                                            management, marketing and sales.

David Wezdenko (38),                                        Managing Director, J.P. Morgan Investment Management
Treasurer (2001)                                            Inc. and J.P. Morgan Fleming Asset Management (USA)
                                                            Inc.; Chief Operating Officer for J.P. Morgan Fleming's
                                                            U.S. Mutual Funds and Financial Intermediaries Business;
                                                            since joining J.P. Morgan Chase in 1996, he has held
                                                            numerous financial and operation related positions
                                                            supporting the J.P. Morgan pooling funds business.

                      NAME (AGE),
                  POSITIONS HELD WITH                                        PRINCIPAL OCCUPATIONS
                   THE FUNDS (SINCE)                                          DURING PAST 5 YEARS
--------------------------------------------------------    --------------------------------------------------------
Sharon Weinberg (42),                                       Managing Director, J.P. Morgan Investment Management
Secretary (2001)                                            Inc. and J.P. Morgan Fleming Asset Management (USA)
                                                            Inc.; Head of Business and Product Strategy for J.P.
                                                            Morgan Fleming's U.S. Mutual Funds and Financial
                                                            Intermediaries Business; since joining J.P. Morgan Chase
                                                            in 1996, she has held numerous positions throughout the
                                                            asset management business in mutual funds marketing,
                                                            legal and product development.

Michael Moran (32),                                         Vice President, J.P. Morgan Investment Management Inc.
Vice President (2001)                                       and J.P. Morgan Fleming Asset Management (USA) Inc.;
                                                            Chief Financial Officer of J.P. Morgan Fleming's U.S.
                                                            Mutual Funds and Financial Intermediaries Business

Stephen Ungerman (48),                                      Vice President, J.P. Morgan Investment Management Inc.
Vice President and Assistant Treasurer (2001)               and J.P. Morgan Fleming Asset Management (USA) Inc.;
                                                            Head of the Fund Service Group within Fund
                                                            Administration; prior to joining J.P. Morgan Chase in
                                                            2000, he held a number of senior management positions in
                                                            Prudential Insurance Co. of America's asset management
                                                            business, including Assistant General counsel, Tax
                                                            Director, and Co-head of Fund Administration Department;
                                                            Mr. Ungerman was also the Assistant Treasurer of all
                                                            mutual funds managed by Prudential.

Judy R. Bartlett (36),                                      Vice President and Assistant General Counsel, J.P.
Vice President and Assistant Secretary (2001)               Morgan Investment Management Inc. and J.P. Morgan
                                                            Fleming Asset Management (USA) Inc., since September
                                                            2000; from August 1998 through August 2000,
                                                            Ms. Bartlett was an attorney at New York Life Insurance
                                                            Company where she served as Assistant Secretary for the
                                                            Mainstay Funds; from October 1995 through July 1998,
                                                            Ms. Bartlett was an associate at the law firm of Willkie
                                                            Farr & Gallagher.

Joseph J. Bertini (36),                                     Vice President and Assistant General Counsel, J.P.
Vice President and Assistant Secretary (2001)               Morgan Investment Management Inc. and J.P. Morgan
                                                            Fleming Asset Management (USA) Inc.; prior to October of
                                                            1997, he was an attorney in the Mutual Fund Group at
                                                            SunAmerica Asset Management Inc.

Paul M. DeRusso (47),                                       Vice President, J.P. Morgan Investment Management Inc.
Assistant Treasurer (2001)                                  and J.P. Morgan Fleming Asset Management (USA) Inc.;
                                                            Manager of the Budgeting and Expense Group of Funds
                                                            Administration Group.

Lai Ming Fung (27),                                         Associate, J.P. Morgan Investment Management Inc. and
Assistant Treasurer (2001)                                  J.P. Morgan Fleming Asset Management (USA) Inc.;
                                                            Budgeting Analyst for the Budgeting and Expense Group of
                                                            Funds Administration Group.

Mary Squires (47),                                          Vice President, J.P. Morgan Investment Management Inc.
Assistant Treasurer (2001)                                  and J.P. Morgan Fleming Asset Management (USA) Inc.;
                                                            Ms. Squires has held numerous financial and operations
                                                            positions supporting the J.P. Morgan Chase organization
                                                            complex.

Nimish S. Bhatt (38),                                       Senior Vice President of the Fund Administration and
Assistant Treasurer (2001)*                                 Financial Services of BISYS Investment Services, Inc.,
                                                            since November 2000; various positions held within BISYS
                                                            prior to 1996, including Vice President and Director of
                                                            International Operation, Vice President of Financial
                                                            Administration and Vice President of Tax.

Arthur A. Jensen (35),                                      Vice President of Financial Services of BISYS Investment
Assistant Treasurer (2001) *                                Services, Inc., since June 2001; formerly
                                                            Section Manager at Northern Trust Company and Accounting
                                                            Supervisor at Allstate Insurance Company.

                      NAME (AGE),
                  POSITIONS HELD WITH                                        PRINCIPAL OCCUPATIONS
                   THE FUNDS (SINCE)                                          DURING PAST 5 YEARS
--------------------------------------------------------    --------------------------------------------------------
Martin R. Dean (38),                                        Vice President of Administration Services of BISYS
Assistant Treasurer (1995)*                                 Investment Services, Inc.

Alaina Metz (34),                                           Chief Administrative Officer of BISYS Fund
Assistant Secretary (1998)*                                 Services, Inc.; formerly, Supervisor of the Blue Sky
                                                            Department of Alliance Capital Management L.P.

Lisa Hurley (46),                                           Executive Vice President and General Counsel of BISYS
Assistant Secretary(1999)**                                 Fund Services, Inc.; formerly Counsel to Moore Capital
                                                            Management and General Counsel to Global Asset
                                                            Management and Northstar Investments Management.

                    * The contact address for the officer is Stelzer Road, Columbus, OH 43219.
                   **   The contact address for the officer is 90 Park Avenue, New
                        York, NY 10016.

    As of May 31, 2002, the officers and Trustees as a group owned less than 1% of each class of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                                    ADVISER

    Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan Bank. The day to day management of the Funds was handled by the sub-adviser, Chase Fleming Asset Management (USA) Inc. Effective February 28, 2001, JPMFAM
(USA), acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM
(USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. JPMFAM (USA) will furnish the Funds, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    JPMFAM (USA) is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM
(USA) is located at 522 Fifth Avenue, New York, NY 10036.

    Pursuant to the terms of the Advisory Agreement with JPMFAM (USA), JPMFAM
(USA) is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by JPMFAM (USA) on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that JPMFAM (USA) under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    The equity research team of JPMFAM (USA) looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify stocks.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by JPMFAM (USA) pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

    For the fiscal periods indicated, JPMFAM (USA) or, for the period before February 23, 2001, The Chase Manhattan Bank, earned advisory fees and voluntarily waived the amounts in parentheses as follows (in thousands):

                                                                                                           FOR THE FISCAL
                                                                                                               PERIOD
                                                                                                          NOVEMBER 1, 2001
                                    FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED           THROUGH
                                     OCTOBER 31, 1999       OCTOBER 31, 2000       OCTOBER 31, 2001      DECEMBER 31, 2001
                                   --------------------   --------------------   --------------------   --------------------
Select Balanced Fund               $    813   $    (813)  $    681   $     (24)  $    425   $      --   $     51   $      --
Select Equity Income Fund             3,719      (3,719)     2,854        (695)     2,018        (603)       281         (84)
Select Large Cap Equity Fund            787        (787)     1,001         (28)       888          --        152          --
Select Large Cap Growth Fund          3,195      (3,195)     3,877      (1,143)     2,333        (352)       295          (7)
Select Mid Cap Equity Fund              810        (810)       973        (692)       988        (478)       156         (62)
Select Small Cap Equity Fund          2,678      (2,678)     2,391      (1,222)     2,812      (1,593)       338        (223)

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the advisory agreement or its affiliates, has approved the continuation of the advisory agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees requests that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees and overall expense ratios (both pre- and post-expense reimbursement) and each Fund's expenses relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds, in light of the quality of the services rendered by the Adviser to the Funds, the fees borne by the Funds and the comparative fee information. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the Funds, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the Advisory Agreement, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the Advisory Agreement was in the best interest of each Fund and its shareholders.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement, terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither JPMorgan Chase Bank or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, JPMorgan Chase Bank shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by JPMorgan Chase Bank shall be deducted from the monthly administration fee otherwise payable to JPMorgan Chase Bank during such fiscal year, and if such amounts should exceed the monthly fee, JPMorgan Chase Bank shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.075% of the average daily net assets in excess of $25 billion. JPMorgan Chase Bank may waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    For the fiscal periods indicated, the Administrator (or its predecessor) earned administrator fees and voluntarily waived the amounts in parentheses as follows (in thousands):

                                                                                                    FOR THE
                                                                                                 FISCAL PERIOD
                                                                                                  NOVEMBER 1,
                                     FISCAL YEAR          FISCAL YEAR         FISCAL YEAR             2001
                                        ENDED                ENDED               ENDED              THROUGH
                                     OCTOBER 31,          OCTOBER 31,         OCTOBER 31,         DECEMBER 31,
                                        1999                 2000                 2001                2001
                                   ---------------      ---------------      --------------      --------------
Select Balanced Fund               $163      $(163)     $136      $  (5)     $ 91      $ (4)     $ 15      $(10)
Select Equity Income Fund           930       (930)      714        (24)      539       (27)      105       (28)
Select Large Cap Equity Fund        197       (197)      250         (7)      240       (14)       57       (15)
Select Large Cap Growth Fund        799       (799)      969        (28)      619       (29)      111       (30)
Select Mid Cap Equity Fund          125       (125)      150        (23)      163        (9)       36       (10)
Select Small Cap Equity Fund        412       (412)      368       (197)      362       (51)       78       (21)

                                  DISTRIBUTOR

    The Distributor holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 10, 2001, the Distributor receives no compensation in its capacity as the Funds' distributor. The Distributor is a wholly-owned indirect, subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to the Funds for a period of two years after execution and from year to year thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of each Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of each Fund's outstanding voting securities present at a meeting if the holders of more than 50% of each Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding voting securities, whichever is less.

    The table below sets forth for each Fund the sub-administration fees paid to the Distributor under a prior arrangement for the fiscal periods indicated (in thousands):

                                           FISCAL                  FISCAL                  FISCAL
                                         YEAR ENDED              YEAR ENDED              YEAR ENDED
                                      OCTOBER 31, 1999        OCTOBER 31, 2000        OCTOBER 31, 2001
                                     ------------------      ------------------      ------------------
Select Balanced Fund                 $ 81         $ (73)     $ 68         $ (26)     $ 37         $ (30)
Select Equity Income Fund             465          (417)      357          (145)      218          (174)
Select Large Cap Equity Fund           98           (89)      125           (55)       93           (75)
Select Large Cap Growth Fund          399          (356)      485          (336)      256          (205)
Select Mid Cap Equity Fund             62           (56)       75           (60)       65           (52)
Select Small Cap Equity Fund          206          (187)      184          (128)      142          (113)

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A and B shares of the Select Mid Cap Equity Fund, which provides that such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for the Select Mid Cap Equity Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of the such class of shares of the Select Mid Cap Equity Fund will be conducted generally by the JPMorgan funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan funds.

    Class A shares pay a Distribution Fee of up to 0.25%, and Class B shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to 5.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Trail or maintenance commissions on Class B shares may be paid to broker-dealers prior to the 13th month following the purchase of such Class B shares. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by the Select Mid Cap Equity Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated with respect to any class of the Select Mid Cap Equity Fund at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          SHAREHOLDER SERVICING AGENTS

    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived (in parentheses) for the fiscal periods indicated were as follows (in thousands):

                                                                                              FOR THE
                                                                                           FISCAL PERIOD
                                                                                          NOVEMBER 1, 2001
                                        FISCAL YEAR ENDED        FISCAL YEAR ENDED            THROUGH
                                        OCTOBER 31, 2000         OCTOBER 31, 2001        DECEMBER 31, 2001
                                       -------------------      -------------------      ------------------
Select Balanced Fund                   $  273      $   (21)     $  213      $   (76)     $ 25         $ (16)
Select Equity Income Fund               1,452           --       1,261           --       176            --
Select Large Cap Equity Fund              529         (129)        555         (174)       95           (35)
Select Large Cap Growth Fund            2,023       (1,722)      1,458       (1,453)      185          (185)
Select Mid Cap Equity Fund                318         (318)        380         (380)       60           (60)
Select Small Cap Equity Fund              773         (553)        839         (839)      130          (130)

    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the J.P. Morgan Select Funds with balances held in JPMorgan Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. J.P. Morgan Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Select Funds.

    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

                                 TRANSFER AGENT

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

                                   CUSTODIAN

    Pursuant to a Custodian Agreement, JPMorgan Chase Bank acts as the custodian of the assets of each Fund for which JPMorgan Chase Bank receives such compensation as is from time to time agreed upon by the Trust and JPMorgan Chase Bank. As custodian, JPMorgan Chase Bank provides oversight and record keeping for the assets held in the portfolios of each Fund. JPMorgan Chase Bank also provides fund accounting services for the income, expenses and shares outstanding for the Funds. JPMorgan Chase Bank is located at 3 Metrotech Center, Brooklyn, NY 11245.

                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Annual Report to Shareholders for the fiscal year ended December 31, 2001, and the related financial highlights which appear in the Prospectus, have been incorporated herein and included in the Prospectus in reliance on the report of PricewaterhouseCoopers LLP, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Select Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The Trust currently consists of ten series of shares of beneficial interest, par value $.001 per share. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund, other than the Select Mid Cap Equity Fund, currently issues a single class of shares but may, in the future, offer other classes of shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                               PRINCIPAL HOLDERS

    As of May 31, 2002, the following owned of record, directly or indirectly 5% or more of the outstanding shares of the Funds.

FUND AND CLASS OF SHARES                             NAME AND ADDRESS OF SHAREHOLDER                PERCENTAGE HELD
------------------------               -----------------------------------------------------------  ----------------

Select Equity Income Fund              BALSA & CO REBATE ACCOUNT                                         48.27%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       PENLIN & CO                                                       37.67%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                       LIVA & COMPANY                                                    11.07%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

Select Mid Cap Equity                  BALSA & CO REBATE ACCOUNT                                         62.86%
  (Select Shares)                      MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       PENLIN & CO                                                       18.46%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                       PARK RANDOLPH & CO                                                5.08%
                                       PO BOX 260
                                       CHAMPAIGN IL 61824-0260

Select Small Cap Equity                BALSA & CO REBATE ACCOUNT                                         72.46%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       PENLIN & CO                                                       13.08%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                       LIVA & COMPANY                                                    8.29%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

FUND AND CLASS OF SHARES                             NAME AND ADDRESS OF SHAREHOLDER                PERCENTAGE HELD
------------------------               -----------------------------------------------------------  ----------------

Select Large Cap Equity                BALSA & CO REBATE ACCOUNT                                         49.40%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       PENLIN & CO                                                       22.94%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                       LIVA & COMPANY                                                    24.89%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

Select Balanced Fund                   PENLIN & CO                                                       62.73%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                       BALSA & CO REBATE ACCOUNT                                         30.53%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

Select Large Cap Growth Fund           BALSA & CO REBATE ACCOUNT                                         48.60%
                                       MUTUAL FUNDS UNIT 16 HCB 340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       PENLIN & CO                                                       32.63%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                       LIVA & COMPANY                                                    13.68%
                                       REBATE ACCOUNT
                                       C/O JPMORGAN CHASE BANK
                                       ATTN MUTUAL FUNDS
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders for the fiscal year ended December 31, 2001 of each Fund, including the report of independent accounts, financial highlights and financial statements (filed on 3/5/02; Accession
No. 0000912057-02-008667) contained therein, are incorporated herein by reference.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguared during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

                                  DEFINITIONS

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.